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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): October 1, 2002


                           LONG BEACH SECURITIES CORP.

            (as depositor under the Pooling and Servicing Agreement,
           dated as of October 1, 2002, providing for the issuance of
                    Asset-Backed Certificates, Series 2002-4)
                    _________________________________________
             (Exact name of registrant as specified in its charter)
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     Delaware                          333-90550               33-0917586
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(State or Other Jurisdiction         (Commission            (I.R.S. Employer
     of Incorporation)               File Number)        Identification Number)

       1100 Town & Country Road
                Suite 1600
         Orange, California                                     92868
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(Address of Principal Executive Offices)                      (Zip Code)


Registrant's telephone number, including area code:  (714) 541-5378

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Item 5.      Other Events

Description of the Certificates and the Mortgage Pool

     As of the date hereof,  Long Beach Securities Corp. (the  "Registrant") has caused to be filed with the Securities and Exchange Commission (the "Commission") pursuant to the Commission's Rule 424 a Prospectus Supplement to its Prospectus, dated July 30, 2002, in connection with the Registrant's issuance of a series of certificates, entitled Long Beach Mortgage Loan Trust 2002-4, Asset-Backed Certificates, Series 2002-4 (the "2002-4 Certificates"), to be issued pursuant to a pooling and servicing agreement, dated as of October 1, 2002, among the Registrant as depositor (the "Depositor"), Long Beach Mortgage Company as master servicer ("Master Servicer"), the Federal National Mortgage Association ("Fannie Mae") as guarantor with respect to the Class I-A Certificates and the Class I-S1 Certificates (the "Fannie Mae Certificates") and Deutsche Bank National Trust Company as trustee. Fannie Mae will exchange Fannie Mae Guaranteed Grantor Trust Pass-Through Certificates, Fannie Mae Grantor Trust 2002-T15 (the "Guaranteed Certificates") with Depositor for the Fannie Mae Certificates pursuant to the Commitment Letter dated as of September 6, 2002 among Fannie Mae, Registrant, Master Servicer and Morgan Stanley & Co. Incorporated. The Registrant, Master Servicer, Morgan Stanley & Co. Incorporated and Banc of America Securities LLC (together, Morgan Stanley & Co. Incorporated and Banc of America Securities LLC are the "Co-Representatives"), Credit Suisse First Boston, Deutsche Banc Securities, Greenwich Capital Markets, Inc. and UBS Warburg, LLC have entered into an Underwriting Agreement dated as of October 1, 2002 for the purchase of the Class II-A Certificates and Class II-S1 Certificates, (the "Offered Certificates", collectively with the Guaranteed Certificates the "Underwritten Certificates"). The 2002-4 Certificates will represent in the aggregate the entire beneficial ownership interests in a trust fund (the "Trust Fund") consisting primarily of a pool of fully amortizing fixed rate and adjustable rate, first lien and second lien residential mortgage loans having original terms to maturity up to 30 years (the "Mortgage Loans").

Computational Materials

     The Co-Representatives have advised the Registrant that they have furnished to certain prospective purchasers of Certificates certain materials, herein referred to as "Computational Materials", in written form, which Computational Materials are in the nature of data tables and term sheet information relating to the Mortgage Loans or other assets of the Trust Fund, the structure of the Underwritten Certificates and terms of certain classes of Underwritten Certificates, and the hypothetical characteristics and hypothetical performance of certain classes of Underwritten Certificates under certain assumptions and scenarios.

     The Computational Materials have been provided by the Co-Representatives. The information in the Computational Materials is preliminary and will be superseded by the Prospectus Supplement relating to the Certificates and by any other information subsequently filed with the Commission.

     The Computational Materials were prepared by the Co-Representatives at the request of certain prospective investors. The Computational Materials may be based on information that differs from the information set forth in the Prospectus Supplement.


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Item 7.      Financial Statements and Exhibits.

                  (a)      Not applicable

                  (b)      Not applicable

                  (c)      Exhibits

               Item 601(a) of
               Regulation S-K
Exhibit No.    Exhibit No.        Description

1                  99.1           Computations  Materials  (as defined in Item
                                  5)  that have been provided  by  Morgan
                                  Stanley  & Co.  Incorporated  and Banc of
                                  America  Securities  LLC to certain
                                  prospective  purchasers of Long  Beach
                                  Mortgage  Loan  Trust  Asset-Backed
                                  Certificates, Series 2002-4




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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:   October 1, 2002

                                 LONG BEACH SECURITIES CORP.


                                 By:      /s/  Jeffery A Sorensen
                                 Name:    Jeffery A Sorensen
                                 Title:   Vice President

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                                  EXHIBIT INDEX

               Item 601(a) of
               Regulation S-K
Exhibit No.    Exhibit No.        Description

1                  99.1           Computations  Materials  (as defined in Item
                                  5)  that have been provided  by  Morgan
                                  Stanley  & Co.  Incorporated  and Banc of
                                  America  Securities  LLC to certain
                                  prospective  purchasers of Long  Beach
                                  Mortgage  Loan  Trust  Asset-Backed
                                  Certificates, Series 2002-4





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                                  EXHIBIT 99.1

                                 FILED BY PAPER